UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2007

RUSH ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On October 10, 2007, Rush Enterprises, Inc. (the “Company”) distributed one additional share of stock for every two shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), or Class B common stock, par value $0.01 per share (the “Class B Common Stock”), held by shareholders of record as of October 1, 2007, thus completing the previously announced three-for-two stock split of the Company’s Class A Common Stock and Class B Common Stock, which was approved by the Company’s Board of Directors on September 20, 2007. A press release announcing the distribution of the additional shares and the completion of the stock split is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Item 512 of Regulation S-K under the Securities Act, the number of shares of Class A Common Stock and Class B Common Stock registered for sale under the Securities Act by the following Registration Statements on Form S-8 will be deemed to be increased by the stock split to cover the additional shares resulting from the application of the stock split to the registered shares of Class A Common Stock and Class B Common Stock remaining unsold as of October 10, 2007:

•                  Registration Statement on Form S-8 (file No. 333-07043) filed with the Securities and Exchange Commission (the “SEC”) on June 28, 1996;

•                  Registration Statement on Form S-8 (file No. 333-70451) filed with the SEC on January 12, 1999;

•                  Registration Statement on Form S-8 (file No. 333-117305) filed with the SEC on July 12, 2004;

•                  Registration Statement on Form S-8 (file No. 333-121355) filed with the SEC on December 17, 2004;

•                  Registration Statement on Form S-8 (file No. 333-138556) filed with the SEC on November 9, 2006;

•                  Registration Statement on Form S-8 (file No. 333-138557) filed with the SEC on November 9, 2006; and

•                  Registration Statement on Form S-8 (file No. 333-144821) filed with the SEC on July 24, 2007.

The foregoing Registration Statements are hereby amended pursuant to Rule 416 promulgated under the Securities Act and Item 512 of Regulation S-K under the Securities Act to increase the number of shares of Class A Common Stock and Class B Common Stock registered thereunder to reflect the effects of the stock split.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Document Description

99.1	Press Release, dated October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer

Dated October 10, 2007

Exhibit Index

Exhibit No.	Document Description

99.1	Press Release, dated October 10, 2007.